UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 6, 2013

Jones Lang LaSalle Income Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51948	20-1432284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

200 East Randolph Drive, Chicago, IL		60601
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 782-5800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement.

Jones Lang LaSalle Income Property Trust, Inc. (the “Company”) and LaSalle Investment Management, Inc., the Company's advisor (the “Advisor”), previously entered into that certain First Amended and Restated Advisory Agreement dated as of September 27, 2012 (the “Advisory Agreement”). On August 6, 2013, the Company and the Advisor agreed to renew the Advisory Agreement effective as of October 1, 2013 for an additional one-year term expiring October 1, 2014. The terms of the Advisory Agreement otherwise remain unchanged.

Item 7.01 — Regulation FD Disclosure.

On August 6, 2013, the board of directors of the Company declared for the third quarter of 2013 a gross dividend in the amount of $0.10 per share to holders of the Company's common stock of record as of September 27, 2013. The dividend is payable on or about November 1, 2013. Class E stockholders will receive $0.10 per share. Class A and Class M stockholders will receive $0.10 per share less applicable class-specific fees. Any future dividends will be made at the discretion of the board and will depend on the Company’s earnings, financial condition, maintenance of its REIT status and such other factors as the board of directors may deem relevant from time to time.
The information in this report is furnished pursuant to Item 7 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This information will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by Regulation FD.

Item 8.01 — Other Events.

The Company will conduct a conference call for stockholders, analysts and investment professionals on Tuesday, August 20, 2013 from 11:00-11:45 a.m. EDT to discuss its earnings for the quarter ended June 30, 2013.

To participate in the teleconference, please dial into one of the following phone numbers five to ten minutes before the start time:
U.S. callers:     877-407-0782
International callers:     +1 201-689-8567

Conference Call and Audio Replay
Available: 7:00 a.m. EDT Wednesday, August 21, 2013 through 11:59 p.m. EDT Tuesday, August 27, 2013 at the following numbers:
U.S. callers:        877-660-6853
International callers:    +1 201-612-7415
Pass code:         419000

Audio replay will be available for download or stream. This information and link is also available on the Company's website: www.jllipt.com.

The information contained in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
JONES LANG LASALLE INCOME PROPERTY TRUST, INC.

By:     /s/ C. ALLAN SWARINGEN
Name: C. Allan Swaringen
Title: Chief Executive Officer and President

Date: August 8, 2013